EXHIBIT 24


                            POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and/or directors of JMB Realty Corporation, the corporate general partner of Carlyle Income Plus, L.P. - II, does hereby nominate, constitute and appoint
GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers or directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1999 and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 31st day of January, 2000.


                            _______________________
                            Neil G. Bluhm
                            President and Director


                            _______________________
                            Judd D. Malkin
                            Chairman and  Chief Financial Officer


                            _______________________
                            A. Lee Sacks
                            Director of General Partner


                            _______________________
                            Stuart C. Nathan
                            Executive Vice President
                            Director of General Partner


   The undersigned hereby acknowledge and accept such power of authority to sign,in the name and on behalf of the above named officers and/or directors, a Report on Form 10-K of said partnership for the fiscal year ended
December 31, 1999 and any and all amendments thereto, the 31st day of January, 2000.



                            _______________________________
                                 Gary Nickele


                       _______________________________
                                 Gailen J. Hull



                            _______________________________
                                 Dennis M. Quinn




                                                      EXHIBIT 24


                            POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of JMB Realty Corporation, the corporate general partner of Carlyle Income Plus, L.P - II, does hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1999 and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 31st day of January, 2000.



                  _____________________________________
                         H. Rigel Barber
                         Chief Executive Officer


      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1999 and any and all amendments thereto, the 31st day of January, 2000.


                  _____________________________________
                               Gary Nickele


                  _____________________________________
                           Gailen J. Hull


                  _____________________________________
                          Dennis M. Quinn